[THE AMERICAN FUNDS GROUP (R)]

CAPITAL INCOME BUILDER

ANNUAL REPORT 1997
FOR THE YEAR ENDED OCTOBER 31

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

[Capital Income Builder logo]
10 YEARS OF GROWING DIVIDENDS

[Capital Income Builder logo]

Capital Income Builder (R) came into being on July 30, 1987 to help meet the goals of investors seeking above-average and growing income with reduced risk in declining market periods and reasonable participation in rising markets. The fund has met these goals.

Over the fund's lifetime, CIB's dividend yield has averaged more than two full percentage points above that of the unmanaged Standard & Poor's 500 Stock Composite Index.

If you reinvested all the capital gain distributions, as most shareholders do, the December 1997 dividend would be 80% higher than the first full-quarter dividend in December 1987. CIB's increase in dividend income has far outpaced the 40% gain in the Consumer Price Index during the period.
CIB's Equity Holdings Showing Largest Industries by Country or Region

CIB's Equity Holdings Showing Largest Industries by Country or Region
As of 10/31/97


                                              Europe  Europe
                                     U.S.     U.K.    Continental Canada    Australia

Banking                              14.20%   1.20%   0.21%       2.43%     1.02%
Telecommunications                    2.42            4.56
Utilities:
   Electric & Gas                     3.43    2.22                            .04
Business &
   Public Services                     .64    4.39     .16
Real Estate                           4.68

Five Largest Industries              11.31    6.62    4.93         .02        .05
Other Industries                     17.62    2.74     .97         .37       1.26
Total Equities                       42.99%  10.55%   5.90%       2.80%      2.32%



                                     Hong     New     South
                                     Kong     Zealand America     Total

Banking                              0.31%                         .19
Telecommunications                    .78     1.62%   0.27%       6.98
Utilities:
   Electric & Gas                     .48                         5.69
Business &
   Public Services                    .17                         5.19
Real Estate                                                       4.68

Five Largest Industries              1.43      .02      .0       22.94
Other Industries                      .18       -       .05      22.96
Total Equities                       1.92%    1.62%    0.32%     47.58%

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +241.83%, or +13.08% a year; 5 years: +87.80%, or +13.43% a year; 12 months: +22.25%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of November 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 3.50%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW INVESTORS:

October 31, 1997 was a special occasion for Capital Income Builder. It marked the completion not only of the fund's latest fiscal year but also of ten full fiscal years of operations.

When CIB was started in July 1987, we set deliberately specific goals for the fund: to provide above-average and growing income for shareholders.

We are pleased to say that these goals have been achieved for the latest fiscal year and for the fund's 10-1/4 years of operations.

When Capital Income Builder came into being, we believed that if the fund's clear income goals could be accomplished, other benefits to shareholders would follow: Investors would be protected from inflation; CIB's portfolio of dividend-producing stocks and bonds should be more resilient in stock market declines than stocks generally; and the fund would produce substantial long-term capital appreciation. In the fund's lifetime, CIB investors have realized these benefits.

As the fund passes its 10-year mark, we are devoting this report to examining in detail the goals of Capital Income Builder and how they have been met. On pages 10 and 11, we highlight some of the key people who have contributed to CIB's accomplishments.


[Begin line chart]
Dividends for CIB and the S&P 500 Index
(based on trailing 12-month periods)


[Y-AXIS:  CIB MOVING 12-MONTH DIVIDEND PAID ($ PER SHARE)]
[Y-AXIS:  S&P 500 MOVING 12-MONTH DIVIDEND]

                                                     CIB with capital
Month            S&P 500          CIB                gains reinvested
Sept. 1988       9.46             1.15
Dec. 1988        9.73             1.17
Mar. 1989        9.98             1.19
June 1989        10.30            1.21
Sept. 1989       10.67            1.23
Dec. 1989        11.05            1.255
Mar. 1990        11.32            1.28
June 1990        11.67            1.305
Sept. 1990       11.84            1.33
Dec. 1990        12.10            1.35
Mar. 1991        12.12            1.37
June 1991        12.15            1.39
Sept. 1991       12.28            1.41
Dec. 1991        12.20            1.43
Mar. 1992        12.32            1.45               1.453
June 1992        12.32            1.47               1.476
Sept. 1992       12.39            1.49               1.499
Dec. 1992        12.38            1.51               1.522
Mar. 1993        12.48            1.53               1.544
June 1993        12.52            1.55               1.566
Sept. 1993       12.52            1.57               1.588
Dec. 1993        12.58            1.59               1.610
Mar. 1994        12.71            1.61               1.631
June 1994        12.84            1.63               1.652
Sept. 1994       12.93            1.65               1.673
Dec. 1994        13.18            1.67               1.694
Mar. 1995        13.18            1.69               1.716
June 1995        13.37            1.71               1.738
Sept. 1995       13.58            1.73               1.760
Dec. 1995        13.79            1.75               1.782
Mar. 1996        14.10            1.77               1.808
June 1996        14.27            1.79               1.835
Sept. 1996       14.66            1.81               1.862
Dec. 1996        14.90            1.83               1.889
Mar. 1997        15.06            1.845              1.914
June 1997        15.16            1.86               1.938
Sept.  1997      15.33            1.875              1.962
Dec.  1997                        1.89               1.986

[End line chart]

GROWTH OF INCOME

The title on the cover, "10 Years of Growing Dividends," sums up the essence of Capital Income Builder - growth of income. We have never wavered from this goal. In December 1997, CIB's dividend was raised to 48 cents per share. For shareholders who reinvested their capital gain distributions, this continued the fund's record of increasing income distributions for every quarter of its lifetime. It was the 41st consecutive quarterly income increase for these investors.

The per-share December dividend of 48 cents is 3.2% higher than a year ago and 71% higher than the first full-quarter payment of 28 cents in December 1987. If you reinvested all the capital gain distributions, as most shareholders do, the December dividend would be 5.0% higher than a year ago. It would also be 80% higher than the first full-quarter dividend in December 1987, far outpacing the 40% gain in the Consumer Price Index during the period.

In December, you are also receiving a capital gain distribution of $1.61 per share. These capital gains resulted from portfolio changes over the past fiscal year as the rise in stock and bond prices continued. As you may know, the new tax law created several new rates and holding periods for capital gains applicable to the current calendar year. We estimate that about 66% of the distribution would be taxed at a maximum rate of 28% and the remainder would be taxed at a maximum 20% tax rate. We were able to avoid any net short-term gains for CIB.

[Begin sidebar]
THE CHART ON THESE PAGES ILLUSTRATES THE CIB STORY. THE BARS SHOW THE STEADY
INCREASE OF DIVIDENDS. THE TABS ABOVE THE BARS SHOW THE IMPORTANT CONTRIBUTION
OF REINVESTED CAPITAL GAIN DISTRIBUTIONS. THE SINGLE LINE SHOWS THE RISE OF
INFLATION OVER THE PERIOD.
[End sidebar]

[begin bar chart]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
(cents per share)
(Index: December 1987 = 100)


                                          Additional income earned
                                          on initial shares if the
                                          capital gain distributions        Inflation=
                                          paid in December 1991, 1992,      Consumer Price
                                          1993, 1994, 1995 and 1996 were    Index (through
Fiscal Quarters          Dividend         reinvested                        September 1997)
4 Aug-Oct 1987           22*              -                                 -
1 Nov-Jan 1988           28               -                                 100
2 Feb-Apr 1988           28.5             -                                 101
3 May-Jul 1988           29               -                                 102.3
4 Aug-Oct 1988           29.5             -                                 103.8
1 Nov-Jan 1989           30               -                                 104.4
2 Feb-Apr 1989           30.5             -                                 106
3 May-Jul 1989           31               -                                 107.5
4 Aug-Oct 1989           31.5             -                                 108.3
1 Nov-Jan 1990           32.5             -                                 109.3
2 Feb-Apr 1990           33               -                                 111.5
3 May-Jul 1990           33.5             -                                 112.6
4 Aug-Oct 1990           34               -                                 115
1 Nov-Jan 1991           34.5             -                                 115.9
2 Feb-Apr 1991           35               -                                 117
3 May-Jul 1991           35.5             -                                 117.9
4 Aug-Oct 1991           36               -                                 118.9
1 Nov-Jan 1992           36.5             -                                 119.5
2 Feb-Apr 1992           37               .3                                120.7
3 May-Jul 1992           37.5             .3                                121.5
4 Aug-Oct 1992           38               .3                                122.4
1 Nov-Jan 1993           38.5             .3                                123
2 Feb-Apr 1993           39               .5                                124.4
3 May-Jul 1993           39.5             .5                                125.1
4 Aug-Oct 1993           40               .5                                125.7
1 Nov-Jan 1994           40.5             .5                                126.3
2 Feb-Apr 1994           41               .6                                127.6
3 May-Jul 1994           41.5             .6                                128.2
4 Aug-Oct 1994           42               .6                                129.5
1 Nov-Jan 1995           42.5             .6                                129.7
2 Feb-Apr 1995           43               .8                                131.2
3 May-Jul 1995           43.5             .8                                132.1
4 Aug-Oct 1995           44               .8                                132.8
1 Nov-Jan 1996           44.5             .8                                133
2 Feb-Apr 1996           45               1.4                               134.9
3 May-Jul 1996           45.5             1.5                               135.8
4 Aug-Oct 1996           46               1.5                               136.7
1 Nov-Jan 1997           46.5             1.5
2 Feb-Apr 1997           46.5             1.6                               137.4
3 May-Jul 1997           47.0             2.4                               138.9
4 Aug-Oct 1997           47.5             2.4                               139.7
1 Nov-Jan 1998           48.0             2.4

Fiscal Quarters:  1   Nov-Jan    2  Feb-Apr    3  May-Jul    4  Aug-Oct

* After less than a full quarter of operations
[end bar chart]
*After less than a full quarter of operations


As we have mentioned previously, we cannot promise that Capital Income Builder will raise the dividend every quarter without exception, but long-term dividend growth remains one of our central goals. To the best of our knowledge, CIB is still the only fund with the goals of above-average and growing income, and the only fund with a record of such steady dividend growth.

ABOVE-AVERAGE CURRENT INCOME

In an environment where dividend yields are at all-time lows, CIB continues to provide significant current income, as shown in the chart at the top of page 4. At October 31, 1997, the fund's annual dividend rate was 4.1% of net asset value - more than twice the historically low 1.7% annual dividend yield of the unmanaged Standard & Poor's 500 Stock Composite Index.

[begin line chart]
CIB's Annual Dividend Rate over its Lifetime
Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index

Month                CIB              Equity-Income Funds          S&P
Oct.  31, 1988       6.17%            4.71%                        3.29%
Oct.  31, 1989       5.14             5.38                         3.21
Oct.  31, 1990       5.60             6.07                         3.91
Oct.  31, 1991       5.07             4.40                         3.09
Oct.  31, 1992       4.67             3.75                         2.95
Oct.  31, 1993       4.92             2.97                         2.68
Oct.  31, 1994       5.04             2.98                         2.76
Oct.  31, 1995       4.77             2.78                         2.35
Oct.  31, 1996       4.53             2.11                         2.10
Oct.  31, 1997       4.20             1.81                         1.68

All numbers calculated by Lipper Analytical Services.

The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.
[end line chart]


In addition, Capital Income Builder's dividend yield was more than twice the 1.8% average yield of the 174 equity-income funds and over six times the 0.6% average of the 2,518 general equity funds in existence for the 12 months ended October 31, 1997, according to Lipper Analytical Services.

Over the fund's lifetime, CIB's dividend yield has averaged more than two full percentage points higher than that of the S&P 500. The level of current income has ranged between 4% and 6% depending on the general level of interest rates and stock market yields.

From January 1, 1988 (CIB's first regular dividend was paid in December 1987) through October 31, 1997, CIB's average annual dividend yield was 5.0%, compared with an average annual yield of 2.8% for the S&P 500. It also clearly outpaced the average annual yields of 3.8% for equity-income funds in existence throughout that period and 1.6% for general equity funds, according to Lipper.

In recent years, it has been a challenge to provide above-average and growing income in a low-yield market. Capital Income Builder has been able to achieve these goals by carefully selecting a mix of companies, since no one type is likely to satisfy our quest for both objectives. Income provided by the fund's ownership of bonds and high-yielding, slower growing stocks enables CIB to invest in other lower-current-income stocks with considerable growth potential.

Generally, CIB has invested in three types of companies:

1. Companies providing high current income but not necessarily any dividend growth;

2. Companies with substantially above-average yields and average dividend growth;

3. Companies with average yields but with prospects for rapid dividend growth in the future.

RESILIENCE IN STOCK MARKET DECLINES

Capital Income Builder has consistently held up better in stock market declines than the S&P 500. Here is a comparison of how CIB and the S&P 500 reacted to the two significant down markets since the fund began:

In the period August 25 to December 4, 1987, which included the severe market break of October 19, the S&P 500 declined 33.5%. CIB's net asset value was down only 11.2%.

In the decline of July 16 to October 11, 1990 at the time of the Gulf War, the S&P 500 was down 19.9%, while CIB's net asset value declined only 9.6%.

Since October 1990, the broad market had gone up for nearly seven full years without a decline of as much as 10%. Then, in the last month of CIB's fiscal year, that situation changed. After a largely upward fiscal year, encouraged by strong corporate earnings growth and low interest rates, stocks, as measured by the S&P 500, declined 10.8% from October 7 to October 27.

CIB's net asset value, in contrast, declined only half as much - 5.4% - during those same 20 days. On Monday, October 27, the S&P 500 fell 6.9%; CIB declined only 2.5%. The worldwide decline in stocks during this period was triggered by financial unrest in Southeast Asia. In the U.S. it was exacerbated by the high price level of stocks.

To help meet its above-average income goal, CIB often has a significant investment in fixed-income securities. At October 31, 1997, CIB had 68.4% of its assets in equities, 19.3% in bonds and notes, and 12.3% in short-term fixed-income instruments and cash.

As we have noted, CIB invests in companies with above-average yields. In severe declines, these above-average yields have acted as a cushion to help support stock prices.

LONG-TERM CAPITAL APPRECIATION

CIB's focus on dividend growth, we believe, leads over time to capital appreciation - another important goal for investors. Companies which can produce a steadily growing stream of dividend payments usually do so because they have achieved significant improvements in net income. Sooner or later, we believe, the combination of superior earnings and dividend growth should lead as well to a stock price that is superior to the market.

[begin bar chart]
CIB's Results Compared with General Equity Mutual Funds
For the period 7/31/87 to 10/31/97

General Equity Funds        +244.16%
CIB                         +266.68%

*Average for 475 general equity mutual funds

Total return as calculated by Lipper Analytical Services

Results do not reflect the effects of sales charges.
[end bar chart]

In the fiscal year just ended, Capital Income Builder participated in the upward stock market. The fund had a total return of 23.2%, a strong result over a single year for a fund with CIB's conservative goals and balanced portfolio. Capital appreciation accounted for 19.1% of the total return.

However, CIB did not keep up with the remarkable 32.1% total return of the S&P 500 (including capital appreciation of 29.7%) for the same period. This is the seventh year of an extraordinary stock market rise which began late in 1990, the end of the last major market decline. Over that period, the stock market, as measured by the S&P 500, has increased more than threefold. The October high for the S&P 500 was 3.3 times the low seven years earlier. This uninterrupted market rise is the longest this century. In the past 40 years, a 15% or greater stock market correction has occurred on average every four years.

Over its lifetime, Capital Income Builder's total return has outpaced that of most general equity mutual funds. For the period July 31, 1987 through October 31, 1997, CIB had a cumulative total return of 266.7%, compared with 244.2% for the average of 475 general equity mutual funds, as calculated by Lipper Analytical Services.


[begin line chart]
TOTAL RETURN RESULTS OF A $10,000 INVESTMENT IN CIB* COMPARED WITH THE S&P 500+ (with all dividends and distributions reinvested)

Date                   CIB          S&P 500
July 30, 1987          $9,425       $10,000
October 31, 1987       8,929        7,970
October 31, 1988       10,029       9,163
October 31, 1989       11,689       11,573
October 31, 1990       11,502       10,701
October 31, 1991       14,858       14,283
October 31, 1992       16,893       15,711
October 31, 1993       19,897       18,052
October 31, 1994       19,936       18,739
October 31, 1995       23,367       23,692
October 31, 1996       27,200       29,386
October 31, 1997       33,748       38,821

*Reflects payment of the maximum sales charge of 5.75%. Sales charges are lower for accounts of $50,000 or more.

+The Standard & Poor's 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end line chart]


TOTAL RETURN RESULTS*
Based on a $1,000 investment for periods ended October 31, 1997
(with all dividends and distributions reinvested)

                                Ending         Total          Annualized
                                Balance        Return         Return

One year from 11/1/96           $1,161         16.09          -
Two years from 11/1/95          1,355          35.50          16.41
Three years from 11/1/94        1,585          58.50          16.59
Four years from 11/1/93         1,593          59.26          12.34
Five years from 11/1/92         1,872          87.23          13.36
Six years from 11/1/91          2,124          112.43         13.38
Seven years from 11/1/90        2,746          174.55         15.52
Eight years from 11/1/89        2,700          169.97         13.22
Nine years from 11/1/88         3,151          215.15         13.60
Ten years from 11/1/87          3,539          253.88         13.47
Lifetime from 7/30/87           3,375          237.51         12.59

*Reflects payment of the maximum sales charge of 5.75%.


Largest Individual Equity Holdings      Percent of Net Assets

American Home Products                  2.39%
United Utilities                        2.03
CoreStates Financial                    1.96
Banc One                                1.64
Telecom Corp. of New Zealand            1.62
Thames Water                            1.47
Philip Morris                           1.47
Telefonica de Espana                    1.34
Central Fidelity Banks                  1.31
Portugal Telecom                        1.28

A LOOK AT CIB'S LARGEST INDUSTRIES

In fiscal 1997, the fund benefited in particular from a number of equity holdings in U.S. banks and U.S. and global telecommunications companies.

For the third consecutive year, BANKING (19.4% of net assets at fiscal year-end, down from 21.7% a year ago) has been the largest industry holding for Capital Income Builder. This group has been an ideal area for investment in line with Capital Income Builder's objectives, in that all of the holdings have provided above-average income compared with the broad stock market. There has been a pattern of regular dividend increases, and in fiscal 1997 the banking stocks recorded a remarkably favorable level of market appreciation.

The 1996 annual report showed 26 companies held in the banking industry. Of these, 14 remained in the portfolio throughout fiscal 1997 with no change in the share holdings through purchases or sales.

In the 12 months ended October 31, 1997, the S&P 500 went up 29.7% in price. The 14 bank stocks held without change throughout the year increased 45.7% in aggregate market value. Individual percentage gains for these 14 are shown in the following table:


CIB's Bank Holdings

Central Fidelity Banks                 +83.3
Royal Bank of Canada                   61.7
Barclays (U.K.)                        59.6
AmSouth                                55.5
Huntington Bancshares                  48.1
Wilmington Trust                       47.7
Old Kent Financial                     46.9
First Chicago                          42.6
National City                          37.8
Keystone Financial                     32.2
KeyCorp                                31.2
S&P 500 Stock Composite Index          29.7
J.P. Morgan                            27.1
First Hawaiian                         25.8
Banc One                               23.0

TELECOMMUNICATIONS (9.7% of net assets at fiscal year-end, down from 10.4% a year ago) was another industry of continuing interest, both in the U.S. and around the world. The trend toward privatization, mergers and partnerships between leading companies persisted this past year. As a result of the privatization trend, our ability to invest in telecommunications around the world has become extensive. In addition to the U.S., we now have investments in telecommunications companies in New Zealand, Spain, Portugal, Italy, the Netherlands, Hong Kong and Argentina.

Three of our non-U.S. investments did particularly well in the recent period. They are Portugal Telecom (which showed a price gain of 57.5%), Telecom Italia (up 51.0%) and Telefonica de Espana (up 36.0%). Telefonica de Espana and Portugal Telecom, first purchased in the 1996 fiscal year, are among CIB's ten largest individual holdings.
CIB'S NET ASSET GROWTH


[begin bar chart]
CIB's Net Assets
Annually at October 31 (in $ millions)

                         CIB's
                         Net
Year                     Assets
October 1987             53.269
October 1988             125.950
October 1989             194.866
October 1990             206.320
October 1991             563.039
October 1992             1,203.329
October 1993             2,826.097
October 1994             3,628.536
October 1995             4,533.356
October 1996             5,417.713
October 1997             7,301.326

[end bar chart]

10 YEARS OF GROWING DIVIDENDS

CIB came into being on July 30, 1987 to meet the goals of investors seeking above-average and growing income, resilience of capital in declining markets and long-term capital appreciation.

Because we have adhered to these goals, Capital Income Builder has grown to $7.3 billion in net assets over its lifetime.

We believe that CIB will continue to provide rewarding long-term results in all kinds of markets in the future, and we thank you, our fellow shareholders, for your support over the past decade.

/s/ Jon B. Lovelace
Jon B. Lovelace
Chairman of the Board

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President of the Fund

December 18, 1997
[Begin sidebar]
AS CAPITAL INCOME BUILDER ENTERS ITS SECOND DECADE, THE FUND'S BOARD OF DIRECTORS HAS APPROVED AND AUTHORIZED THE FOLLOWING MANAGEMENT CHANGES EFFECTIVE JANUARY 2, 1998: PAUL G. HAAGA, JR., CURRENTLY PRESIDENT OF THE FUND, WILL BECOME CHAIRMAN OF THE BOARD. JAMES B. LOVELACE, CURRENTLY EXECUTIVE VICE PRESIDENT, HAS BEEN ELECTED PRESIDENT AND DIRECTOR. JON B. LOVELACE, CURRENTLY CHAIRMAN OF THE BOARD, WILL BECOME VICE CHAIRMAN.
[End sidebar]

All of the individuals shown on these two pages have played a major role in Capital Income Builder's success over the past 10-1/4 years. We are pleased to show you their photos and tell you something about them. As you will notice, they are located in various offices of CIB's investment adviser, Capital Research and Management Company (CRMC). In addition, each has many years of service with Capital.

Shown at the left are the six primary portfolio counselors for Capital Income Builder. At far left: Jon Lovelace (located in Los Angeles, with 46 years at Capital), Chairman and a Director since CIB's inception, will be retiring as Chairman at the end of 1997 but will continue as an equity manager and Vice Chairman. Equity managers Janet McKinley (New York, 16) and Jim Lovelace (Los Angeles, 16) serve as Senior Vice President and Executive Vice President of the fund, respectively, and hold officer responsibilities in other funds managed by CRMC.

[Photos: Jon B. Lovelace, William R. Grimsley, Janet A. McKinley, Thierry Vandeventer, James B. Lovelace, Abner D. Goldstine]

At the near left: Equity managers Bill Grimsley (San Francisco, 28 years) and Thierry Vandeventer (Geneva, 35), and fixed-income manager Abner Goldstine (Los Angeles, 30), though not officers of Capital Income Builder, have Chairman and/or President responsibilities in other funds managed by CRMC.

Pictured on this page are three of Capital Income Builder's senior administrative officers and three of the fund's senior investment research associates who have significant responsibilities within the research portfolio portion of CIB.

[Photos: Paul G. Haaga, Jr., Joyce E. Gordon, Catherine M. Ward, Darcy B. Kopcho, Larry P. Clemmensen, Steven T. Watson]

The senior administrative officers pictured at near right are all located in Los Angeles. Paul Haaga (12 years of service), President and a Director of the fund, manages the legal, compliance and fund administration areas of CRMC. Catherine Ward (28), a Senior Vice President of the fund, has a broad range of responsibilities in investment administration. Larry Clemmensen (12) is a Senior Vice President of CIB and has been involved in financial and administrative areas of the fund since inception.

The three research associates shown at far right are all Vice Presidents of the fund. Joyce Gordon (Los Angeles, 22) specializes in the banking industry, which has had a major role in Capital Income Builder's investment results. Darcy Kopcho (Los Angeles, 11) provides investment research coverage for the global automobile and oil service industries and oversees the fund's research portfolio in which analysts have portfolio responsibility for stocks in the industries they cover. Steve Watson (London, 8) has been responsible for Capital Income Builder's successful investments over the years in electricity and water companies in the United Kingdom.


CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1997
                                                                                             Percent of
Largest Individual Holdings                                                                  Net Assets
--------------------------------------------------                                        --------------
American Home Products                                                                             2.39%
United Utilities
CoreStates Financial
Banc One
Telecom Corp. of New Zealand                                                                        1.62
Thames Water                                                                                        1.47
Philip Morris                                                                                       1.47
Telefonica de Espana
Central Fidelity Banks                                                                             1.31
Portugal Telecom                                                                                    1.28




Equity Securities                                                Shares or        Market        Percent
                                                                 Principal          Value        of Net
Energy                                                              Amount     (Millions)        Assets
----------------------------------------------            ----------------------------------------------
Energy Sources - 3.57%
Amoco Corp.                                                        930,000       $ 85.269           1.17 %
Atlantic Richfield Co.                                               300000        24.694            .33
CalEnergy Capital Trust II, 6.25% convertible preferred
 shares                                                              130000         6.760            .09
Chevron Corp.                                                        800000        66.350            .91
Phillips Petroleum Co.                                               650000        31.444            .43
Royal Dutch Petroleum Co. (New York Registered
 Shares)                                                             880000        46.310            .64
----------------------------------------------            ----------------------------------------------
Utilities: Electric & Gas - 6.17%
Australian Gas Light Co.                                             372662         2.491            .04
Central and South West Corp.                                        1650000        35.578            .49
DPL Inc.                                                             500000        12.406            .17
DTE Energy Co.                                                       450000        13.838            .19
GPU, Inc.                                                            850000        30.759            .42
Hongkong Electric Holdings Ltd.                                 10,231,500         34.679            .48
KeySpan Energy Corp.  (formerly Brooklyn Union Gas Co.)            200,000          6.213            .09
Long Island Lighting Co.                                            2125000        53.523            .73
National Grid Group PLC                                             3431000        16.159            .22
National Power PLC                                                  4405000        36.692            .50
NIPSCO Industries, Inc.                                              300000        13.181            .18
PECO Energy Co.                                                       97900         2.221            .03
PowerGen PLC                                                        1600000        17.779            .24
Southern Electric PLC                                              12000000        92.314           1.26
Williams Companies, Inc.                                            1617900        82.412           1.13
                                                          ----------------------------------------------
                                                                                  711.072           9.74
                                                                           -----------------------------

Materials
----------------------------------------------            ----------------------------------------------
Chemicals - 0.11%
E.I. du Pont de Nemours and Co.                                      120000         6.825            .09
ICI Australia Ltd. (1)                                               218827         1.647            .02
----------------------------------------------            ----------------------------------------------

Forest Products & Paper - 0.95%
Fort James Corp. (formerly James River Corp. of Virginia)            345225        13.701            .19
Potlatch Corp.                                                       485500        24.214            .33
Rayonier Inc.                                                         90600         3.958            .06
Union Camp Corp.                                                     500000        27.094            .37
                                                          ----------------------------------------------


Metals: Nonferrous - 0.34%
Aluminum Co. of America                                              190000        13.870            .19
USX Corp., DECS convertible preferred                                500000        11.313            .15
----------------------------------------------            ----------------------------------------------
                                                                                  102.622           1.40
                                                                           -----------------------------


Capital Equipment
----------------------------------------------            ----------------------------------------------
Industrial Components - 0.28%
Tomkins PLC                                                         4000000        20.514            .28
----------------------------------------------            ----------------------------------------------
                                                                                   20.514            .28
                                                                           -----------------------------

Consumer Goods
----------------------------------------------            ----------------------------------------------
Automobiles - 1.57%
Chrysler Corp.                                                   1,065,000         37.541            .52
Ford Motor Co., Class A                                             1750000        76.453           1.05
----------------------------------------------            ----------------------------------------------
Beverages & Tobacco - 2.89%
Foster's Brewing Group Ltd.                                     16,000,000         30.395            .42
Gallaher Group PLC                                               2,300,000         11.044            .15
Philip Morris Companies Inc.                                     2,715,000        107.582           1.47
RJR Nabisco Holdings Corp.                                         700,000         22.181            .30
UST Inc.                                                         1,350,000         40.416            .55
----------------------------------------------            ----------------------------------------------
Health & Personal Care - 2.87%
American Home Products Corp.                                     2,350,000        174.194           2.39
Bristol-Myers Squibb Co.                                             400000        35.100            .48
                                                                           -----------------------------
                                                                                  534.906           7.33
                                                                           -----------------------------
Services
----------------------------------------------            ----------------------------------------------
Broadcasting & Publishing - 0.69%
Golden Books Family Entertainment, Inc., 8.75% convertible
 TOPrS (1)                                                           100000         5.225            .07
Houston Industries Inc., 7.00% ACES convertible preferred            340000        18.615            .25
Reader's Digest Assn., Inc., Class A                                 150000         3.413            .05
Time Warner Inc., 10.25% preferred, Series M                         4,349          4.980            .07
West Australian Newspapers Holdings Ltd.                         4,165,000         18.609            .25

----------------------------------------------            ----------------------------------------------
Business & Public Services - 5.36%
American Water Works Co., Inc.                                      1850000        41.856            .57
Autopistas del Mare Nostrum, SA Concesionaria del Estado             750000        11.739            .16
Consumers Water Co.                                                  300000         5.475            .07
Hutchison Delta Finance Ltd., 7.00% convertible
 debentures 2002 (1)                                           $11,000,000         12.386            .17
Hyder PLC                                                           4300000        64.825            .89
Thames Water PLC                                                    7100000       107.691           1.47
United Utilities PLC                                               12141809       148.247           2.03
----------------------------------------------            ----------------------------------------------

Leisure & Tourism - 0.35%
Host Marriott Financial Trust, 6.75% QUIPS convertible
 preferred 2026 (1)                                                  400000        25.700            .35


----------------------------------------------            ----------------------------------------------

Merchandising - 0.64%
J.C. Penney Co., Inc.                                                800000        46.950            .64
----------------------------------------------            ----------------------------------------------


Telecommunications - 9.65%
Ameritech Corp.                                                  1,376,300         89.460           1.23
Hong Kong Telecommunications Ltd.                                   6572887        12.585
Hong Kong Telecommunications Ltd. (American                                                          .78
 Depositary Receipts)                                            2,323,004         44.573
Koninklijke PTT Nederland NV                                     1,778,900         67.818            .93
Portugal Telecom, SA                                             2,286,000         93.633           1.28
SBC Communications Inc.                                            914,312         58.173            .80
Telecom Argentina SA (American Depositary Receipts)                784,800         19.865            .27
Telecom Corp. of New Zealand Ltd.                               15,784,160         76.419
Telecom Corp. of New Zealand Ltd. (1)                            8,380,000         40.572           1.62
Telecom Corp. of New Zealand Ltd. (American
 Depositary Receipts)                                               25,000           .973
Telecom Italia SpA                                              18,255,813         73.498           1.01
Telefonica de Espana, SA                                         3,580,000         97.567           1.34
U S WEST Communications Group                                      704,707         28.056            .39
----------------------------------------------            ----------------------------------------------

Transportation:  Airlines - 0.27%
Qantas Airways Ltd.                                                10800000        19.377            .27
                                                                           -----------------------------
                                                                                1,238.280          16.96
                                                                           -----------------------------
Finance
----------------------------------------------            ----------------------------------------------
Banking - 19.37%
AmSouth Bancorporation                                           1,200,000         57.675            .79
Banc One Corp.                                                   2,300,000        119.888           1.64
Bank of Nova Scotia                                              1,943,000         85.704           1.17
Barclays PLC                                                        3500000        87.579           1.20
Central Fidelity Banks, Inc.                                        2062500        95.906           1.31
Chase Manhattan Corp.                                                400000        46.150            .63
Comerica Inc.                                                        500000        39.531            .54
CoreStates Financial Corp                                           1971300       143.412           1.96
First Chicago NBD Corp.                                             1210000        88.028           1.21
First Hawaiian Bank                                                  400000        15.600            .21
First Security Corp. (Utah)                                         1950000        56.550            .78
First Union Corp.                                                    400000        19.625            .27
HSBC Holdings PLC                                                    999800        22.635            .31
Huntington Bancshares Inc.                                       1,842,225         59.527            .82
KeyCorp                                                          1,035,000         63.329            .87
Keystone Financial, Inc.                                           827,550         28.447            .39
J.P. Morgan & Co. Inc.                                             180,000         19.755            .27
National Australia Bank Ltd.                                        2480654        33.948            .46
National City Corp.                                                  800000        47.800            .66
Old Kent Financial Corp.                                             578812        36.538            .50
Royal Bank of Canada                                                1715000        91.714           1.26
Sparbanken Sverige AB                                                670000        15.193            .21
Wachovia Corp.                                                       600000        45.188            .62
Westpac Banking Corp.                                            6,950,000         40.489            .56
Wilmington Trust Corp.                                             950,000         52.962            .73
----------------------------------------------            ----------------------------------------------

Financial Services - 1.02%
Beneficial Corp.                                                   340,000         26.074            .36
Health Care Property Investors, Inc.                               880,000         33.770            .46
Imperial Credit Commercial Mortgage Investment Corp. (2)           900,000         14.850            .20
----------------------------------------------            ----------------------------------------------

Insurance - 3.39%
American General Corp.                                               160000         8.160            .11
EXEL Ltd.                                                            545200        32.951            .45
Guardian Royal Exchange PLC                                         2000000         9.989            .14
HIH Winterthur International Holdings Ltd.                          4408965         8.221            .11
Lincoln National Corp.                                              1230000        84.563           1.16
Ohio Casualty Corp.                                                717,500         31.749            .43
Prudential Corp. PLC                                                3557546        37.921            .52
Royal & Sun Alliance Insurance Group PLC                            3080267        29.504            .40
SAFECO Corp.                                                       100,000          4.762            .07
----------------------------------------------            ----------------------------------------------
Real Estate - 4.68%
Bradley Real Estate, Inc.                                        1,045,000         20.508            .28
CarrAmerica Realty Corp.                                         1,844,800         54.998            .75
Kimco Realty Corp.                                                 400,000         12.800            .18
Pacific Retail Trust (1,3)                                       2,358,599         28.303            .39
Security Capital Atlantic Inc.                                     450,000          9.816
Security Capital Atlantic Inc. (1,3)                             1,565,217         34.141            .60
Security Capital Group Inc., Class B, warrants (2)                   368246         1.772            .02
Security Capital Industrial Trust                                   1191114        29.257            .40
Security Capital Pacific Trust                                      3219368        72.033            .99
Security Capital Realty Inc., Class A (2)                             24900        37.350
Security Capital Realty Inc. 12.00%                                                                  .88
 convertible debentures 2014                                   $18,862,000         27.049
Washington Real Estate Investment Trust                            145,500          2.382            .03
Weingarten Realty Investors                                        300,000         11.944            .16
                                                                           -----------------------------
                                                                                2,078.040          28.46
                                                                           -----------------------------
Multi-Industry & Miscellaneous
----------------------------------------------            ----------------------------------------------
Multi-Industry - 1.28%
B.A.T Industries PLC                                             7,125,597         62.280            .85
Hutchison Whampoa Ltd.                                              1960000        13.565            .19
Lend Lease Corp. Ltd.                                                693689        14.213            .20
Thermo Instrument Systems Inc., 4.50% convertible
 debentures 2003 (1)                                            $3,000,000          3.146            .04
----------------------------------------------            ----------------------------------------------
Miscellaneous - 2.97%
Equity securities in initial period of
 acquisition                                                                      217.116           2.97
                                                                           -----------------------------
                                                                                  310.320           4.25
                                                                           -----------------------------
TOTAL EQUITY SECURITIES (cost:
 $3,231.789 million)                                                            4,995.754          68.42
                                                                           -----------------------------


                                                                 Principal
Bonds and Notes                                                     Amount
----------------------------------------------            ----------------------------------------------
Corporate
----------------------------------------------            ----------------------------------------------
Airplanes Pass Through Trust, pass-through certificates,
 Class C, 8.15% 2019 (4)                                        $5,525,000          5.836            .08
Allegiance Corp. 7.80% 2016                                         3000000         3.193            .04
Boyd Gaming Corp. 9.25% 2003                                        1250000         1.288            .02
Cablevision Systems Corp. 8.125% 2009 (1)                           2500000         2.506            .03
California Energy Co., Inc. 10.25% 2004                             4300000         4.711            .06
Camden Property Trust 7.00% 2006                                    5000000         5.063            .07
CarrAmerica Realty Corp. 7.375% 2007 (1)                            6000000         6.146            .08
Century Communications Corp. 8.75% 2007                             2000000         2.000            .03
Columbia Gas System, Inc., Series G, 7.62% 2025                     3000000         3.130
Columbia Gas System, Inc., Series C, 6.80% 2005                     2000000         2.041            .07
Columbia/HCA Healthcare Corp. 6.91% 2005                            2500000         2.477
Columbia/HCA Healthcare Corp. 6.87% 2003                            3000000         3.028
Columbia/HCA Healthcare Corp. 6.41% 2000                            5255000         5.247            .17
Columbia/HCA Healthcare Corp. 6.125% 2000                           1400000         1.381
Comcast Cellular Corp. 9.50% 2007 (1)                               5000000         5.175            .07
Consumers International 10.25% 2005 (1)                             5000000         5.400            .07
Container Corp. of America 9.75% 2003                               4985000         5.384            .07
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (4)                            2000000         2.104
Continental Airlines, Inc., pass-through certificates,
 7.42% 2007 (4)                                                     3000000         3.108            .14
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (4)                             5000000         5.070
Delta Air Lines, Inc., 1991 Equipment
 Certificates Trust, Series K, 10.00% 2014 (1)                      2000000         2.504            .03
Domtar Inc. 8.75% 2006                                              2500000         2.684            .04
Export-Import Bank of Japan 2.875% 2005                        Yen1,380,000        12.487            .17
Falcon Drilling Company, Inc., Series B, 9.75% 2001                 2750000         2.881
Falcon Drilling Company, Inc., Series B, 8.875% 2003                4000000         4.230            .10
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (4)                                          4000000         4.062            .05
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                      2000000         1.982
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                      2000000         2.039            .06
Fuji Bank, Ltd. 7.30/7.9391% 2049                                   3000000         2.986            .04
HMH Properties, Inc. 8.875% 2007 (1)                                1000000         1.020            .01
Irvine Apartment Communities, Inc. 7.00% 2007                       7000000         7.088            .10
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                           5000000         6.210            .08
Lloyds Trustee Savings Banking Group 8.50% 2006             Pounds3,000,000         5.380            .07
McDermott Inc. 9.375% 2002                                          6000000         6.456            .09
J. Ray McDermott, SA 9.375% 2006                                    8000000         8.400            .12
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                         3139000         3.445            .05
News America Holdings Inc. 9.25% 2013                               2000000         2.342
News America Holdings Inc. 9.125% 1999                              3000000         3.164            .11
News America Holdings Inc. 8.625% 2003                              2000000         2.169
Occidental Petroleum Corp. 8.50% 2004                               8000000         8.241            .11
Ocean Energy, Inc. 8.875% 2007                                      5000000         5.125            .07
Omega Healthcare Investors, Inc. 6.95% 2007                         8000000         8.077            .11
Owens-Illinois, Inc. 8.10% 2007                                     1000000         1.061
Owens-Illinois, Inc. 7.85% 2004                                     1000000         1.050            .03
Parker & Parsley Petroleum Co. 8.25% 2007                           5000000         5.501            .08
The Price REIT, Inc. 7.50% 2006                                     4000000         4.175            .06
Riggs National Corp. 8.50% 2006                                     2600000         2.730            .04
Rite Aid Corp. 7.125% 2007                                          5000000         5.150            .07
Royal Caribbean 7.00% 2007                                          3500000         3.514            .05
Rykoff-Sexton, Inc. 8.875% 2003                                     2000000         2.020            .03
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                        2000000         1.882            .03
Security Capital Industrial Trust 7.81% 2015                        2000000         2.150            .03
Security Capital Pacific Trust 7.25% 2004                           5000000         5.169            .07
Shopping Center Associates 6.75% 2004 (1)                           3000000         3.024            .04
TCI Communications, Inc. 6.875% 2006                                8000000         7.923            .11
Tele-Communications, Inc. 8.00% 2005                                5000000         5.295            .07
Time Warner Inc. 10.15% 2012                                        5000000         6.245
Time Warner Inc. 7.45% 1998                                         4000000         4.011            .22
Time Warner Inc. 7.25% 2017                                         6000000         5.948
TKR Cable I, Inc. 10.50% 2007                                       7000000         7.819            .11
Wellsford Residential Property Trust 7.75% 2005                     2500000         2.652            .04
Woolworth Corp., Series A, 7.00% 2002                               2000000         2.038
Woolworth Corp., Series A, 6.98% 2001                              14500000        14.730            .23
                                                                           -----------------------------
                                                                                  271.347           3.72
                                                                           -----------------------------


Federal Agency Obligations:  Mortgage Pass-Throughs (4)
----------------------------------------------
Fannie Mae (formerly Federal National
 Mortgage Assn.) 7.50% 2024                                      2,815,000          2.876            .04
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 9.00% 2025                                      2,851,000          3.035            .04
                                                                           -----------------------------
                                                                                    5.911            .08
                                                                           -----------------------------


Governments and Governmental Authorities
----------------------------------------------            -----------------   ----------- --------------
Canadian Government 9.75% December 2001                        C$9,000,000          7.482
Canadian Government 9.00% December 2004                          2,000,000          1.722            .21
Canadian Government 4.25% December 2026 (5)                      8,529,000          6.431
Danish Government 8.00% May 2003                             DKr22,000,000          3.731            .05
Fannie Mae 2.125% October 2007 (4)                          Yen620,000,000          5.251            .07
Fannie Mae Global 6.50% July 2002 (4)                          A$5,750,000          4.190            .06
International Bank for Reconstruction and Development
 4.50% March 2003                                           Yen750,000,000          7.267            .10
Irish Government 8.00% August 2006                      IR Pounds5,000,000          8.468
Irish Government 6.25% October 2004                              1,250,000          1.916            .14
Italian Government 9.50% February 2001                     Lr9,200,000,000          6.030            .08
New Zealand Government 8.00% July 1998                       NZ$40,000,000         24.967
New Zealand Government 8.00% April 2004                          5,000,000          3.351
New Zealand Government 8.00% November 2006                       5,000,000          3.411            .48
New Zealand Government 4.50% February 2016 (5)                   5,697,000          3.409
Poland (Republic of) Past Due Interest Bond 4.00% October
 2014 (6)                                                    US$11,500,000          9.459            .13
South Africa (Republic of) 13.00% August 2010                ZAR10,000,000          1.890            .03
Spain (Kingdom of) 3.10% September 2006                   Yen1,300,000,000         11.907            .16
Spanish Government 8.40% April 2001                       Pta1,500,000,000         11.332
Spanish Government 6.75% April 2000                            400,000,000          2.852            .20
Treuhandanstalt 7.125% January 2003                            DM8,000,000          5.051            .07
United Kingdom 8.50% December 2005                         Pounds4,000,000          7.485            .10
                                                                           -----------------------------
                                                                                  137.602           1.88
                                                                           -----------------------------


U.S. Treasuries
----------------------------------------------            ----------------------------------------------
8.875% February 1999                                           $10,000,000         10.397            .14
5.875% March 1999                                               90,000,000         90.310           1.24
6.875 July 1999                                                100,000,000        102.000           1.40
8.00% August 1999                                              150,000,000        155.906           2.13
8.50% February 2000                                            150,000,000        158.930           2.18
6.375% May 2000                                                100,000,000        101.594           1.39
8.875% May 2000                                                150,000,000        161.226           2.21
8.75% August 2000                                              150,000,000        161.555           2.21
6.125% September 2000                                           30,000,000         30.319            .42
6.50% May 2001                                                   3,000,000          3.072            .04
8.00% May 2001                                                   9,000,000          9.643            .13
7.25% August 2004                                                5,000,000          5.388            .07
6.375% August 2027                                               4,000,000          4.122            .06

                                                                           -----------------------------
                                                                                  994.462          13.62
                                                                           -----------------------------
TOTAL BONDS AND NOTES (cost: $1,395.043 million)                                1,409.322          19.30
                                                                           -----------------------------
TOTAL INVESTMENT SECURITIES (cost: $4,626.832
 million)                                                                       6,405.076          87.72
                                                                           -----------------------------


SHORT-TERM SECURITIES
----------------------------------------------            ----------------------------------------------
Corporate Short-Term Notes
----------------------------------------------            ----------------------------------------------
A.I. Credit Corp. 5.47%-5.50% due 11/6/97-1/9/98                   43700000        43.406            .60
Coca-Cola Co. 5.46%-5.47% due 12/8-12/16/97                        37800000        37.558            .52
Commercial Credit Co. 5.50% due 11/18/97-1/8/98                    32000000        31.743            .43
John Deere Capital Corp. 5.51%-5.56% due 11/6/97-1/23/98           33500000        33.238            .46
Ford Motor Credit Co. 5.51%-5.60% due 1/8-1/9/98                   40000000        39.566            .54
Gannett Co., Inc. 5.48% due 11/12/97 (1)                           35300000        35.235            .48
Hershey Foods Corp. 5.48% due 11/14/97                             38000000        37.918            .52
Lucent Technologies Inc. 5.49% due 12/10/97-1/22/98                28800000        28.503            .39
National Rural Utilities Cooperative Finance Corp.
 5.48% due 11/7-11/14/97                                           37300000        37.222            .51
J.C. Penney Funding Corp. 5.50% due 11/4-12/8/97 (1)               45000000        44.869            .61
Procter & Gamble Co. 5.47% due 12/1-12/11/97                       49500000        49.228            .67
Warner-Lambert Co. 5.48% due 12/12/97 (1)                          50000000        49.680            .68
                                                                           -----------------------------
                                                                                  468.166           6.41
                                                                           -----------------------------

Federal Agency Discount Notes
----------------------------------------------            ----------------------------------------------
Fannie Mae 5.395%-5.485% 11/6/97-2/5/98                           138600000       138.262           1.89
                                                                           -----------------------------

U.S. Treasury Short-Term Notes
----------------------------------------------            ----------------------------------------------
5.625%-6.00% due 11/30/97-10/31/98                                250000000       250.242           3.43
                                                                           -----------------------------



TOTAL SHORT-TERM SECURITIES (cost: $855.592
 million)                                                                         856.670          11.73
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                       39.580            .55
                                                                           -----------------------------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                                     896.250          12.28
                                                                           -----------------------------
NET ASSETS                                                                     $7,301.326        100.00%
                                                                              ===========    ==========

(1) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) Non-income-producing securities.

(3) Valued under procedures approved by the Board of Directors.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(5) Index-linked bond whose principal amount moves with a government retail price index.

(6) Coupon rate changes periodically.

See Notes to Financial Statements

Capital Income Builder
Financial Statements

Statement of Assets and Liabilities
at October 31, 1997                                                 (dollars in
                                                                      millions)
Assets:
Investment securities at market (cost:$4,626.832)                    $6,405.076
Short-term securities (cost:$855.592)                                   856.670
Cash                                                                       .254
Receivables for-
 Sales of investments                                     $43.912
 Sales of fund's shares                                    16.301
 Dividends and accrued interest                            43.157       103.370
                                                     ------------  ------------
                                                                      7,365.370
Liabilities:
Payables for-
 Purchases of investments                                  16.273
 Repurchases of fund's shares                              12.353
 Forward currency contracts                                  .426
 Management services                                        1.363
 Dividends payable                                         30.606
 Accrued expenses                                           3.023        64.044
                                                     ------------  ------------
Net Assets at October 31, 1997 - Equivalent to
 $46.14 per share on 158,244,541 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 200,000,000 shares)                     $7,301.326
                                                                   ============

Statement of Operations
for the year ended October 31, 1997
(dollars in millions)


Investment Income:
Income:
 Dividends                                               $165.482
 Interest                                                 135.648    $  301.130
                                                     ------------
Expenses:
 Management services fee                                   20.097
 Distribution expenses                                     14.932
 Transfer agent fee                                         3.398
 Reports to shareholders                                     .471
 Registration statement and prospectus                       .405
 Postage, stationery and supplies                            .593
 Directors' fees                                             .121
 Auditing and legal fees                                     .048
 Custodian fee                                              1.262
 Taxes other than federal income tax                         .077
 Other expenses                                              .144        41.548
                                                     ------------  ------------
 Net investment income                                                  259.582
                                                                   ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                                       280.827
Net increase in unrealized appreciation on investmen      777.035
Net unrealized depreciation on
 forward currency contracts                                (0.426)      776.609
                                                     ------------  ------------
 Net realized gain and increase in unrealized
  appreciation on investments                                         1,057.436
                                                                   ------------
Net Increase in Net Assets Resulting from Operations                 $1,317.018
                                                                   ============

See Notes to Financial Statements
Statement of Changes in Net Assets
 (dollars in millions)                                 Year ended    October 31
                                                              1997          1996
                                                     ------------  ------------
Operations:
Net investment income                                  $  259.582    $  257.878
Net realized gain on investments                          280.827        87.347
Net increase in unrealized appreciation on investmen      776.609       431.666
                                                     ------------  ------------
 Net increase in net assets resulting from
  operations                                            1,317.018       776.891
                                                     ------------  ------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                     (262.498)     (257.053)
Distributions from net realized gain on investments       (99.910)      (62.913)
                                                     ------------  ------------
 Total dividends and distributions                       (362.408)     (319.966)
                                                     ------------  ------------
Capital Share Transactions:
Proceeds from shares sold: 29,804,485 and
 20,891,053 shares, respectively                        1,285.671       782.282
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 7,455,750 and
 6,760,213 shares, respectively                           314.663       251.534
Cost of shares repurchased: 15,485,458 and 16,175,451
 shares, respectively                                    (671.331)     (606.384)
                                                     ------------  ------------
 Net increase in net assets resulting from capital
  share transactions                                      929.003       427.432
                                                     ------------  ------------
Total Increase in Net Assets                            1,883.613       884.357

Net Assets:
Beginning of year                                       5,417.713     4,533.356
                                                     ------------  ------------
End of year (including undistributed net investment
 income: $3.028 and $2.228, respectively)              $7,301.326    $5,417.713
                                                     ============  ============



See Notes to Financial Statements

CAPITAL INCOME BUILDER
Notes to Financial Statements

1. Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either securities exchange or the over-the counter market.

   Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

   Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

   Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

   Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. The fund does not amortize premiums on securities purchased. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

   The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of October 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $1,779,322,000, of which $1,806,486,000 related to appreciated securities and $27,164,000 related to depreciated securities. During the year ended October 31, 1997, the fund realized, on a tax basis, a net capital gain of $277,420,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $3,407,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $5,482,424,000 at October 31, 1997.

3. The fee of $20,097,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1997, distribution expenses under the Plan were $14,932,000. As of October 31, 1997, accrued and unpaid distribution expenses were $2,548,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,398,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,383,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1997, aggregate amounts deferred and earnings thereon were $228,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1997, accumulated undistributed net realized gain on investments was $255,286,000 and additional paid-in capital was $5,262,385,000. To conform to its tax reporting, the fund reclassified $3,716,000 from undistributed net realized gains to undistributed net investment income and $8,297,000 from undistributed net realized gains to undistributed currency gains for the year ended October 31, 1997.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $2,870,448,000 and $1,449,198,000 respectively, during the year ended October 31, 1997.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,262,000 includes $56,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1997, such non-U.S. taxes were $8,497,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $8,607,000 for the year ended October 31, 1997.

   At October 31, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                          Contract Amounts                      U.S. Valuation at 10/31/97
                                                                                   Unrealized
Non-U.S. Currency                                                                  Appreciation/
Sale Contracts            Non-U.S.             U.S.             Amount             (Depreciation)

Australian Dollars        A$4,991,404          $3,641,673       $3,517,150         $124,523
expiring 11/24/97
to 1/16/98
British Pounds            L2,455,155           4,000,000        4,101,285          (101,285)
expiring 1/23/98
Danish Kroner             DKr24,000,000        3,616,092        3,683,543          (67,451)
expiring 4/7/98
German Marks              DM8,190,760          4,600,000        4,770,556          (170,556)
expiring 1/23/98
Irish Pounds              IR Pounds6,592,791   9,841,652        9,900,568          (58,916)
expiring 12/4/97
to 1/20/98
Japanese Yen              Yen3,789,275,950     31,713,634       31,928,726         (215,092)
expiring 12/22/97
to 3/30/98
New Zealand Dollars       NZ$6,332,621         4,000,000        3,937,376          62,624
expiring 11/24/97

Per-Share Data and Ratios
                                               Year
                                              ended
                                            October
                                                 31
                                                1997         1996        1995         1994      1993

Net Asset Value, Beginning of Year           $39.70       $36.27       $32.68       $34.42    $30.77
                                        --------- -  --------- -  --------- -  --------- -   -------
 Income From Investment Operations:
  Net investment income                        1.74         1.95         1.69         1.73      1.53
  Net realized and unrealized gain
   (loss) on investments                       7.20          3.92        3.69       ($1.62)     3.76
                                          ---------    ---------    ---------    ---------   -------
   Total income from investment operati        8.94         5.87         5.38          .11      5.29
                                          ---------    ---------    ---------    ---------   -------
 Less Distributions:
  Dividends from net investment income       ($1.77)      ($1.94)       (1.69)      ($1.73)    (1.53)
  Distributions from net realized gains      ($0.73)      ($0.50)        (.10)      ($0.12)     (.11)
                                          ---------    ---------    ---------    ---------   -------
   Total distributions                        (2.50)       (2.44)       (1.79)      ($1.85)    (1.64)
                                          ---------    ---------    ---------    ---------   -------
Net Asset Value, End of Year                 $46.14       $39.70       $36.27      $32.68     $34.42
                                          =========    =========    =========    =========   =======

Total Return (1)                             23.16%      16.76%       16.98%          .47%     17.58%


Ratios/Supplemental Data:
 Net assets, end of year (in millions)       $7,301       $5,418       $4,533       $3,629    $2,826
 Ratio of expenses to average net asset        .65%          .71%         .72%         .73%      .72%
 Ratio of net income to average net ass       4.04%         5.19%        4.96%        5.29%     4.69%
 Average commissions paid per share (2)       1.89c        2.20c        2.10c        3.63c     2.90c
 Portfolio turnover rate                     27.65%        27.56%       18.06%       36.19%    11.22%


(1) Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S.
 securities.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Los Angeles, California
November 26, 1997

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                   Dividends and Distributions per Share
                                                 From Net        From Net         From Net
                                                 From Net        Realized         Realized
                                                 Investment      Short-term       Long-term
Reinvest Date           Payment Date             Income          Gains            Gains

December 6, 1996        December 9, 1996         $0.465                           $0.73
March 10, 1997          March 11,1997             0.465
June 9, 1997            June 10, 1997             0.470
September 11,1997       September 12, 1997        0.475

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

CAPITAL INCOME BUILDER

BOARD OF DIRECTORS
H. Frederick Christie, Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

Paul G. Haaga, Jr., Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

Mary Myers Kauppila, Boston, Massachusetts
Founder and President, Energy Investment, Inc.

Jon B. Lovelace, Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Research and Management Company

Gail L. Neale, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College

Robert J. O'Neill, Ph.D., Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

Donald E. Petersen, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Frank Stanton, New York, New York
President Emeritus, CBS Inc.

Charles Wolf, Jr., Ph.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser, The RAND Corporation

Stefanie Powers, Beverly Hills, California
Actor; Founder and President of
The William Holden Wildlife Foundation,
was re-elected a Director of the fund on December 4, 1997.

OFFICERS

Larry P. Clemmensen, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

James B. Lovelace, Los Angeles, California
Executive Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Janet A. McKinley, New York, New York
Senior Vice President of the fund
Director, Capital Research and Management Company

Catherine M. Ward, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Joyce E. Gordon, Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

Darcy B. Kopcho, Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

Vincent P. Corti, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Diana J. Prohoroff, Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Steven T. Watson, London, England
Vice President of Capital Research Company, was elected a Vice President of the fund on December 4, 1997.

[THE AMERICAN FUNDS GROUP (R)]


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Capital Income Builder is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Litho in USA TAG/GRS/3204
Lit. No. CIB-011-1297